UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  March 31, 2009

Show Me Ethanol, LLC
(Exact name of registrant as specified in its charter)

Missouri (State or other jurisdiction of incorporation or organization)	000-52614 (Commission File Number)	20-4594551 (I.R.S. Employer Identification Number)

P. O. Box 9 26530 Highway 24 East,
Carrollton, Missouri 64633
(660) 542-6493

(Address of principal executive offices and telephone number)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 1.01           Entry into a Material Definitive Agreement.

On March 31, 2009 Show Me Ethanol, LLC (the “Company”) completed a fundraising totaling $5,862,968 in cash and contributions raised as part of a voluntary capital fundraising from current members (the “Fundraising”).  As part of the Fundraising, participating member’s capital accounts were credited by the amount of each member’s capital contribution, resulting in such contributing members owning a greater percentage of the business in the form of voting rights and distributions than before the Fundraising.

The Company simultaneously entered into amendments to its existing credit agreements with FCS Financial, PCA (“FCS”).  FCS serves as administrative agent and a lender on both of the Company’s existing credit agreements.

The Construction and Term Loan Agreement, originally entered into as of March 1, 2007 was amended on March 31, 2009 for the third time in a Third Amendment to Construction and Term Loan Agreement (the “Third Term Amendment”), attached hereto as Exhibit 10.1 and is incorporated into this description by reference.  The Third Term Amendment permits the Company to defer up to four principal payments, delays the excess cash flow sweep until January 1, 2011, requires the Company to comply with new cash flow reporting and hedging policy obligations, requires the Company to hire a plant manager and a risk manager, and requires the Company to make commercially reasonable inquiry into amending its existing air permit.  The Third Term Amendment also deletes the Minimum Equity and the Minimum Net Worth covenants after March 31, 2009 until the maturity date of the loan.  The Third Term Amendment also resets the financial requirements of the Minimum Working Capital and the Minimum Fixed Charge Coverage covenants.

The Revolving Credit Agreement, originally entered into as of November 6, 2007 was amended on March 31, 2009 for the third time in a Third Amendment to Revolving Credit Agreement (the “Third Revolving Amendment”), attached hereto as Exhibit 10.2 and is incorporated into this description by reference.  The terms of the Third Revolving Amendment are substantially identical to the terms of the Third Term Amendment.

Simultaneous with the closing of the Fundraising, the Third Term Amendment and the Third Revolving Amendment, the Company entered into a Conversion Agreement (the “Conversion Agreement”), dated as of March 31, 2009 with Ray-Carroll County Grain Growers, Inc. (Ray-Carroll) to fix the value of outstanding forward purchase contracts of corn at $15.5 million, make payment to Ray-Carroll on the corn contracts in the amount of $1.5 million, accept a write-off of $2.0 million worth of corn contracts in exchange for $2.0 worth of capital contribution and settle the remaining debt by the Company’s issuance of a $12 million secured promissory note to Ray-Carroll (the “$12 million Note”).  Ray-Carroll is the largest equity owner of the Company, the Company’s sole distributor of distillers’ grains and the Company’s sole supplier of corn.  The Conversion Agreement is attached hereto as Exhibit 10.3 and is incorporated into this description by reference.  In addition, the Conversion Agreement also establishes certain financial conditions of the Company upon which the $1 million 9% Subordinated Secured Promissory Note issued by the Company to Ray-Carroll on June 5, 2008 (the “$1 million Note”) may mature on June 5, 2011 instead of June 5, 2010.  In return for the potential delayed maturity of the $1 million Note, the Company may not make financial distributions to its members until such $1 million note is repaid.

The $12 million Note will mature on March 31, 2014 and bears interest, payable quarterly, at the rate of LIBOR plus 4.5%.  The $12 million Note also contains an Excess Quarterly Cash sweep (as defined in the $12 million Note) that is effective upon the end of the first quarter in 2011, granting Ray-Carroll 50% of all such Excess Quarterly Cash.  The $12 million Note is secured by a leasehold deed of trust pledged by the Company to Ray-Carroll of the leasehold estate interest the Company has over the ethanol plant’s real property (the “Leasehold Deed of Trust”).  The $12 million Note is also secured by a Security Agreement with Ray-Carroll, entered into on March 31, 2009 (the “Security Agreement”).  The Security Agreement is attached hereto as Exhibit 10.4 and is incorporated into this description by reference.  The Security Agreement grants a security interest to Ray-Carroll over substantially all the Company’s current or future personal property as collateral for the $12 million Note.  The Conversion Agreement attached hereto as Exhibit 10.3 contains as exhibits B, C and D which are the forms of the $12 million Note, the Leasehold Deed of Trust and the amendment to the $1 million Note, each substantially in the form as executed by the parties and incorporated herein by reference.

In connection with the settlement of the outstanding corn contracts with Ray-Carroll and the credit agreement amendments with FCS, on March 31, 2009, Ray-Carroll, FCS and the Company entered into an Intercreditor Agreement (the “Intercreditor Agreement”) to contractually establish that the obligations of the term loan and revolving loan to FCS are senior to the obligations of the $12 million Note to Ray-Carroll.  The Intercreditor Agreement also establishes the rights and obligations of each party should the Company declare bankruptcy or default under its existing agreements.  The Intercreditor Agreement is attached hereto as Exhibit 10.5 and is incorporated into this description by reference.

Item 2.03           Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Please see the description under Item 1.01, incorporated herein by reference.  All obligations described in Item 1.01 and incorporated herein by reference are direct financial obligations of the Company.

Item 5.02           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Michael R. Council, Chief Financial Officer of Show Me Ethanol, LLC (the “Company”) has resigned from his position effective upon the close of business on April 30, 2009.  At this time the Company has not selected a replacement for the position.  The Company is exploring the possibility of retaining Mr. Council’s services as a consultant for purposes of reporting the financial statements of the Company for the first quarter of 2009.

Item 9.01	Financial Statements and Exhibits
The following exhibits are filed with or incorporated as part of this report as required by Item 601 of Regulation S-K:

Exhibit Number	Description
10.1	Third Amendment to Construction and Term Loan Agreement, dated March 31, 2009 between Show Me Ethanol, LLC and FCS Financial, PCA.
10.2	Third Amendment to Revolving Credit Agreement, dated March 31, 2009 between Show Me Ethanol, LLC and FCS Financial, PCA.
10.3	Conversion Agreement, dated March 31, 2009 between Show Me Ethanol, LLC and Ray-Carroll County Grain Growers, Inc., including exhibits thereto.
10.4	Security Agreement, dated March 31, 2009 between Show Me Ethanol, LLC and Ray-Carroll County Grain Growers, Inc.
10.5	Intercreditor Agreement, dated March 31, 2009 between Show Me Ethanol, LLC, Ray-Carroll County Grain Growers, Inc. and FCS Financial, PCA.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 6, 2009	Show Me Ethanol, LLC

	By:	/s/Dennis Alt

Name: Dennis Alt
Title: General Manager